Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Amended Annual Report of Net 1 UEPS Technologies, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Claude Guerard, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

May 7, 2004

By:          /s/ Claude Guerard

                Claude Guerard